

KBS Growth & Income REIT

Portfolio Update Meeting | March 15, 2019

IMPORTANT DISCLOSURES

The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Growth & Income Real Estate Investment Trust's (the "Company or KBS Growth & Income REIT or KBS G&I REIT") Annual Report on Form 10-K for the year ended December 31, 2018 (the "Annual Report").

For a full description of the limitations, methodologies and assumptions used to value KBS G&I REIT's assets and liabilities in connection with the calculation of KBS G&I REIT's estimated value per share, see KBS G&I REIT's Current Report on Form 8-K dated December 7, 2018.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.

The Company may fund distributions from any source including, without limitation, from offering proceeds or borrowings. Distributions paid through December 31, 2018 have been funded in part with cash flow from operating activities and in part with debt financing, including advances from the Company's advisor. In addition, distributions have been funded with cash resulting from the advisor's waiver and deferral of its asset management fee. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. Actual events may cause the value and returns on the Company's investments to be less than that used for purposes of the Company's estimated NAV per share. With respect to the NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to Duff & Phelps, and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, the Company's advisor and the Company, are the respective party's best estimates as of September 30, 2018, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. These statements herein also depend on factors such as: future economic, competitive and market conditions; the Company's ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Annual Report.

About KBS

- Formed by Peter Bren and Chuck Schreiber in 1992. Over 26 years of investment and management experience with extensive long-term investor relationships.
- Transactional volume in excess of $38.7 billion[1], AUM of $11.6 billion[1] and 36.8 million square feet under management[1].
- 8th Largest Office Owner Globally, *National Real Estate Investor*[2].
- Ranked among Top 53 Global Real Estate Investment Managers, *Pensions & Investments*[3].
- Buyer and seller of well-located, yield-generating office and industrial properties.
- Advisor to public and private pension plans, endowments, foundations, sovereign wealth funds and publicly-registered non-traded REITs.
- A trusted landlord to thousands of office and industrial tenants nationwide.
- A preferred partner with the nation's largest lenders.
- A development partner for office, mixed-use and multi-family developments.



[1]*As of December 31, 2018.*
[2]*The ranking by National Real Estate Investor is based on volume of office space owned globally, as of December 31, 2017. The results were generated from a survey conducted by National Real Estate Investor based on a combination of advertising and website promotion of the survey, direct solicitation of responses from participants, direct email to National Real Estate Investor subscribers and other identified office owners and daily newsletter promotion of the survey, all supplemented with a review of public company SEC filings.* [3]*Ranked by total worldwide real estate assets, in millions, as of June 30, 2017. Real estate assets were reported net of leverage, including contributions committed or received, but not yet invested.*

About KBS

KBS splits the U.S. into three regions managed by two regional presidents. This structure provides operating efficiencies and a local market knowledge which helps KBS to evaluate the very best opportunities.



WEST
CENTRAL
EAST
SEATTLE
PORTLAND
SAN FRANCISCO BAY AREA
EAST BAY
SILICON VALLEY
LOS ANGELES
ORANGE COUNTY /SAN DIEGO
PHOENIX
SALT LAKE CITY
DENVER
DALLAS
AUSTIN
HOUSTON
MINNEAPOLIS
CHICAGO
NASHVILLE
ATLANTA
RALEIGH
WASHINGTON, D.C.
NEW YORK CITY
BOSTON
SOUTHERN FLORIDA
1
Gateway Target
First-Tier Target
Strong Employment/Growth
KBS Offices
KBS Growth & Income REIT Assets

KBS | Growth & Income Real Estate Investment Trust

Investment Objectives

- Long-term growth in the value of the portfolio
- Diverse portfolio of core real estate properties
- Preserve and return stockholders' capital contributions
- Provide investors with attractive and stable cash distributions



KBS | Growth & Income Real Estate Investment Trust

KBS GROWTH & INCOME REIT
4th Quarter Portfolio Highlights

Portfolio Highlights as of December 31, 2018

FUND OVERVIEW

Initial Private Offering
June 2015 – April 2016

Public Offering
April 2016 – June 2017

Second Private Offering
October 2017 - Current

Current Offering Price (Dec. 2018 NAV)[4]
$9.20 per share

Total Equity Raised[5]
$90.0 million

Current Distribution Rate[7]
6.00% based NAV

PORTFOLIO OVERVIEW

Total Acquisitions[1]
$179.5 million

Cost Basis[2]
$187.1 million

Dec. 2018 Estimated Value of Portfolio[3]
$206.2 million

Rentable Sq. Ft
683,952

Total Leased[6]
93.6%

Total Leverage[8]
57.1%

[1] Represents aggregate acquisition price (excluding closing costs) of the real estate portfolio and excluding any subsequent capital expenditures.
[2] Represents cost basis, which is acquisition price (excluding closing costs) plus subsequent capital expenditures for the real estate properties in portfolio.
[3] Equals the estimated fair value of the real estate properties as of September 30, 2018.
[4] Data as of September 30, 2018. See the Current Report on Form 8-K dated December 7, 2018.
[5] Includes proceeds from distribution reinvestment plan. Total equity raised as of September 30, 2018 was $89.3 million.
[6] Includes future leases that had been executed but had not yet commenced as of December 31, 2018.
[7] Distributions are not guaranteed.
[8] Calculated as total debt on real estate properties of $117.8 million divided by December 2018 estimated value.

Portfolio Highlights as of December 31, 2018

Property Name City, State	Property Type/ No. of Buildings	Acquisition Date	Size (SF)	Purchase Price	Occupancy % at Acquisition	Leased % as of 12/31/18[1]
Von Karman Tech Center Irvine, CA	Office 1 Building	8/12/2015	101,161	$21,277,000	100%	92%
Commonwealth Building Portland, OR	Office 1 Building	6/30/2016	224,122	$68,545,000	96%	96%
The Offices at Greenhouse Houston, TX	Office 1 Building	11/14/2016	203,284	$46,489,000	95%	100%
213 West Institute Place Chicago, IL	Office 1 Building	11/9/2017	155,385	$43,155,000	92%	82%
		TOTAL	**683,952**	**$179,466,000** [2]	**96%**	**94%**

[1] *Total leased percentage includes future leases that have been executed but have not yet commenced as of December 31, 2018.*
[2] *Purchase price reflects contractual purchase price, net of closing credits, and excludes acquisition fees and expenses.*

Capital Management as of December 31, 2018

Total debt	$117.8 million
Loan-To-Value [1]	57%
Average cost of debt [2]	4.2% per annum
Average term to maturity	2.71 years



Initial Debt Maturities
($000)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$72,800
$45,000
$-
2019
2020
2021
2022
2023
Thereafter



Interest Rate Exposure
($ in millions)
Floating- Rate Debt (Unswapped) $39.3 33%
Floating-Rate Debt (Fixed through Swap) $78.5 [3] 67%

1 *Calculated as total debt on properties of $117.8 million divided by December 2018 estimated value of portfolio.*

2 *Average cost of debt as of December 31, 2018 excludes impact of forward swaps that are not yet effective as of December 31, 2018.*

3 *Floating-rate debt (fixed through swap) includes forward swaps starting 04/01/19.*

Property Overview as of December 31, 2018

Key Statistics	
No. of Assets	4
Toal Rentable Sq. Ft	683,952
Wtd. Avg. Lease Term	4.0 years
Economic Occupancy	92.6%
Leased Occupancy[1]	93.6%
No. of Tenants	73


Geographic Diversification
Occupied Square Feet
CA
14%
OR
34%
TX
32%
IL
20%


Leased Occupancy[1]
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
91.9%
96.3%
100.0%
82.3%
Von Karman
Commonwealth
Offices at Greenhouse
213 W. Institute


Occupied SF Expirations as of December 31, 2018
Occupied SF Expiring
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
3.1%
9.8%
6.0%
14.3%
5.7%
25.0%
28.3%
0.9%
3.9%
3.0%
0.0%
0.0%
MTM
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter

[1] *Leased % includes future leases that had been executed but had not yet commenced as of December 31, 2018.*

Tenancy Overview as of December 31, 2018

Top 10 Tenants	Industry	Property	%
AECOM	Professional, Scientific, and Technical	Offices at Greenhouse	22.3%
LNH, Inc.	Information	Von Karman	7.1%
J. Connor Consulting, Inc.	Management Consulting	Offices at Greenhouse	5.1%
Quantum Spatial	Professional, Scientific, and Technical	Commonwealth	3.8%
City of Portland	Public Administration (Government)	Commonwealth	3.3%
Galois, Inc	Computer Systems Design & Programming	Commonwealth	3.2%
Otoharmonics Corporation	Professional, Scientific, and Technical	Commonwealth	3.1%
CUSHING AND COMPANY	Other	213 W. Institute	3.0%
Infogroup, Inc.	Information	Commonwealth	2.2%
Kennedy Jenks Consult, Inc	Professional, Scientific, and Technical	Commonwealth	2.0%
Total (based on total occupied square feet)			55.1%
Weighted Average Lease Term (Top 10 Tenants)			5.04 years



G&I REIT
Industry Diversification
Occupied Square Feet
Information 15%
Computer Systems Design and Related Services 6%
Management Consulting Services 6%
Public Administration 4%
Accommodation and Food Services 4%
Finance 3%
Health Care and Social Assistance 3%
Other [1] 22%
Professional, Scientific, and Technical Services 37%

[1] Consists of various other industries that individually represent less than 3% of concentration.

KBS | Growth & Income Real Estate Investment Trust

Von Karman Tech Center

Investment at a Glance

Location	Irvine, CA
Property Type	Class B Office
Acquisition Date	August 12, 2015
Purchase Price	$21,277,000
No. of Buildings	1
Stories	2
Total Rentable Square Feet	101,161 SF
Site Size	4.61 Acres
Year Built/Renovated	1980/2013-2014
Leased % at Acquisition	100%
Current Leased Occupancy 12/31/18	91.9%
Avg. Rental Rate at Acquisition	$20.16/SF
Avg. 2018 In-Place Rental Rate	$23.11/SF
Current Market Rental Rate	$33.00/SF
2018 NOI Yield	5.69%*
Submarket	Irvine Airport Area
Key Tenants	% of Bldg.
LNH, Inc.	44.4%
Tadamerry Corp	9.2%
Lee & Sakahara Architects	7.8%


100
100

**2018 NOI yield is calculated by taking the 2018 total NOI divided by the property's average cost basis*

Commonwealth Building

Investment at a Glance

Location	Portland, OR
Property Type	Class A Office
Acquisition Date	June 30, 2016
Purchase Price	$68,545,000
No. of Buildings	1
Stories	14
Total Rentable Square Feet	224,122 SF
Site Size	0.46 Acres
Year Built/Renovated	1948/2013-2015/2017
Leased % at Acquisition	96.2%
Current Leased Occupancy 12/31/18	96.3%
Avg. Rental Rate at Acquisition	$23.14/SF
Avg. 2018 In-Place Rental Rate	$25.38/SF
Current Market Rental Rate	$37.00/SF
2018 NOI Yield	5.26%*
Submarket	CBD
Key Tenants	% of Bldg.
Quantum Spatial	10.9%
City of Portland	9.2%
Galois, Inc.	9.0%



*2018 NOI yield is calculated by taking the 2018 total NOI divided by the property's average cost basis

The Offices at Greenhouse

Investment at a Glance

Location	Houston, TX
Property Type	Class A Office
Acquisition Date	November 14, 2016
Purchase Price	$46,489,000
No. of Buildings	1
Stories	5
Total Rentable Square Feet	203,284 SF
Site Size	4.6 Acres
Year Built/Renovated	2014
Leased % at Acquisition	95.2%
Current Leased Occupancy 12/31/18	100%
Avg. Rental Rate at Acquisition	$19.40/SF
Avg. 2018 In-Place Rental Rate	$20.18/SF
Current Market Rental Rate	$23.00/SF
2018 NOI Yield	8.14%*
Submarket	Energy Corridor
Key Tenants	<u>% of Bldg.</u>
Aecom	69.3%
J. Connor Consulting	15.8%
World Fuel Services	4.5%



**2018 NOI yield is calculated by taking the 2018 total NOI divided by the property's average cost basis*

213 West Institute

Investment at a Glance

Location	Chicago, IL
Property Type	Class B Office
Acquisition Date	November 9, 2017
Purchase Price	$43,155,000
No. of Buildings	1
Stories	7
Total Rentable Square Feet	155,385 SF
Site Size	.67 Acres
Year Built/Renovated	1908/2017
Leased % at Acquisition	92.4%
Current Leased Occupancy 12/31/18	82.3%
Avg. Rental Rate at Acquisition	$24.16/SF
Avg. 2018 In-Place Rental Rate	$24.97/SF
Current Market Rental Rate	$33.50/SF
2018 NOI Yield	5.20%*
Submarket	River North
Key Tenants	% of Bldg.
Cushing and Company	12.2%
Downtown Entertainment	11.2%
Codingdojo	5.6%



**2018 NOI yield is calculated by taking the 2018 total NOI divided by the property's average cost basis*

213 West Institute

Property Update

- New Leases have been signed increasing the occupancy to 87% as of February 2019.
- KBS is planning to add new amenities to the property including the following:
  - Bike storage area
  - New lounge
- These new amenities are a welcome addition for existing tenants and help attract new tenants


213 INSTITUTE PLACE



AM Fee Deferral

<u>AM Fee Deferral</u>

In an effort to provide better dividend coverage to shareholders, the advisor has waived $0.5 million of total asset management fees since inception and has deferred payment of $2.3 million in asset management fees from inception through December 31, 2018.

2019 Goals



- Continue to raise capital and grow the size and diversity of the portfolio
- Continue value enhancing capital projects to maintain the high level of occupancy
- Improve property cash flow through strategic leasing renewals with existing tenants and new leases for current vacant space
- Invest in strategic real estate acquisitions
- Continue to provide a strong dividend yield

Distribution History[1]

Period	Annualized Distribution Rate[2]
October 2015 - August 2017	5.0%
September 2017 - April 2018	5.5%
May 2018 - March 2019	6.0%

1 Total distributions paid through December 31, 2018, consisted of 52.3% paid in cash and 47.7% reinvested through the distribution reinvestment plan. The Company has funded some of its total distributions paid with debt financing, including an advance from its advisor, and cash resulting from a waiver and a deferral of asset management fees by its advisor. To the extent the Company pays distributions from sources other than cash flows from operations, it will have less funds available for the acquisition of real estate investments, the overall return to stockholders may be reduced and subsequent investors will experience dilution. In addition, because distributions have been funded with cash resulting from the waiver or deferral certain fees to its advisor, distributions may not be sustainable. For more information, please refer to the Company's public filings.

2 The board of directors declared daily distributions for each day in the period that if paid each day for a 365-day period, would equal the annualized distribution rate based on the purchase price of the REIT's shares in its offerings in effect as of the declaration date. Beginning September 2017, the purchase price of the Company's shares was equal to its estimated net asset value per share based on its assets and liabilities as determined by its board of directors.

Q&A

Thank You

For Additional Questions, Contact
KBS Capital Markets Group Investor Relations
(866) 527-4264